SUPPLEMENT TO THE PROSPECTUS

Supplement dated October 15, 2026, to the Prospectus dated January 28, 2026.

MFS® Research Fund

Effective immediately, the following is added after the tables in the sub-sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":

Joseph MacDougall has announced his intention to retire effective September 30, 2027, and he will no longer be a portfolio manager of the fund as of that date.

Effective December 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Gabrielle Gourgey	December 2026	Investment Officer and Director of Investments-Europe of MFS

Effective December 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
Gabrielle Gourgey	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2006

MFR-SUP-I-101526